                                                                   EXHIBIT 99(a)
                             LETTER OF TRANSMITTAL

                            CONSUMERS ENERGY COMPANY

                               OFFER TO EXCHANGE

                 4.25% FIRST MORTGAGE BONDS DUE 2008, SERIES C 5.375% FIRST MORTGAGE BONDS DUE 2013, SERIES D 4.00% FIRST MORTGAGE BONDS DUE 2010, SERIES F 4.80% FIRST MORTGAGE BONDS DUE 2009, SERIES H
                 6.00% FIRST MORTGAGE BONDS DUE 2014, SERIES J
                          FOR ANY AND ALL OUTSTANDING
                 4.25% FIRST MORTGAGE BONDS DUE 2008, SERIES A
                 5.375% FIRST MORTGAGE BONDS DUE 2013, SERIES B 4.00% FIRST MORTGAGE BONDS DUE 2010, SERIES E 4.80% FIRST MORTGAGE BONDS DUE 2009, SERIES G 6.00% FIRST MORTGAGE BONDS DUE 2014, SERIES I

THIS EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
CITY TIME, ON           2004 UNLESS THE OFFER IS EXTENDED

                              JPMORGAN CHASE BANK
                             (the "Exchange Agent")

         By Certified or Registered Mail:                      By Overnight Courier or Hand:
                JPMorgan Chase Bank                                 JPMorgan Chase Bank
           Institutional Trust Services                        Institutional Trust Services
                   P.O. Box 2320                               2001 Bryan Street, 9th Floor
             Dallas, Texas 75221-2320                               Dallas, Texas 75201
              Attention: Beth Mullin                              Attention: Beth Mullin

                         Facsimile Transmission Number:
                                 (214) 468-6494
                          (Eligible Institutions Only)

                             Confirm By Telephone:
                                 (214) 468-6464

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS
LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL
                                 IS COMPLETED.

     The undersigned hereby acknowledges receipt of the prospectus dated
          , 2004 (the "Prospectus") of Consumers Energy Company (the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 4.25% First Mortgage Bonds due 2008, Series C; 5.375% First Mortgage Bonds due 2013, Series D; 4.00% First Mortgage Bonds due 2010, Series F; 4.80% First Mortgage Bonds due 2009, Series H; and 6.00% First Mortgage Bonds due 2014, Series J (the "new bonds"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount 4.25% First Mortgage Bonds due 2008, Series A; 5.375% First Mortgage Bonds due 2013, Series B; 4.00% First Mortgage Bonds due 2010, Series E; 4.80% First Mortgage Bonds due 2009, Series G; and 6.00% First Mortgage Bonds due 2014, Series I (the "old bonds"), respectively. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on           , 2004 unless the Company, in its reasonable judgment,
extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List on the next page the old bonds to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate of Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

---------------------------------------------------------------------------
                 DESCRIPTION OF OLD BONDS TENDERED HEREBY
---------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES)
OF REGISTERED OWNER(S)
   (PLEASE FILL IN)
---------------------------------------------------------------------------
                                             AGGREGATE
                         CERTIFICATE OR   PRINCIPAL AMOUNT     PRINCIPAL
                          REGISTRATION     REPRESENTED BY       AMOUNT
                           NUMBER(S)*        OLD BONDS        TENDERED**
                         --------------------------------------------------

                         --------------------------------------------------

                         --------------------------------------------------

                         --------------------------------------------------
                              Total
---------------------------------------------------------------------------
 * Need not be completed by Book-Entry Holders.
** Unless otherwise indicated, the Holder will be deemed to have tendered the Full Aggregate Principal Amount represented by such old bonds. All
   Tenders must be in integral multiples of $1,000.
---------------------------------------------------------------------------

     This Letter of Transmittal is to be used (i) if certificates of old bonds are to be forwarded herewith, (ii) if delivery of old bonds is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository"), pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus or
(iii) if tender of the old bonds is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person in whose name old bonds are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their old bonds must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING:

     Name of Tendering
Institution
           ---------------------------------------------------------------------

     [ ]  The Depository Trust Company

Account
Number
        ------------------------------------------------------------------------

Transaction Code
Number
      --------------------------------------------------------------------------

     Holders whose old bonds are not immediately available or who cannot deliver their old bonds and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their old bonds according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

[ ] CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered
Holder(s)
         -----------------------------------------------------------------------

Name of Eligible Institution that Guaranteed
Delivery
        ------------------------------------------------------------------------

     If delivery by book-entry transfer:

Account
Number
      --------------------------------------------------------------------------

Transaction Code
Number
      --------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
    ----------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the old bonds indicated above. Subject to, and effective upon, the acceptance for exchange of such old bonds tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such old bonds as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the old bonds to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the old bonds and to acquire new bonds issuable upon the exchange of such tendered old bonds, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered old bonds, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

     The undersigned represents to the Company that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the new bonds to be issued in the Exchange Offer and (C) it is acquiring the new bonds in its ordinary course of business. If the undersigned or the person receiving the new bonds covered hereby is a broker-dealer that is receiving the new bonds for its own account in exchange for old bonds that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such new bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned and any such other person acknowledges that, if they are participating in the Exchange Offer for the purpose of distributing the new bonds, (i) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988) as interpreted in the Securities and Exchange Commission's letter to Shearman & Sterling dated July 2, 1993, Morgan Stanley & Co., Incorporated (available June 5, 1991), Warnaco, Inc. (available June 5, 1991), and Epic Properties, Inc. (available October 21, 1991 or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (ii) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the new bonds covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the undersigned represents to the Company that the undesigned understands and acknowledges that such new bonds may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered old bonds or transfer ownership of such old bonds on the account books maintained by a book-entry facility. The undersigned further agrees that acceptance of any tendered old bonds by the Company and the issuance of new bonds in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreements and that the Company shall have no further obligations or liabilities thereunder for the registration of the old bonds or the new bonds.

     The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the old bonds tendered hereby and, in such event, the old bonds not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered old bonds may be withdrawn at any time prior to the Expiration Date.

     Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all new bonds delivered in exchange for tendered old bonds, and any old bonds delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If old bonds are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be Medallion Guaranteed by an Eligible Institution (defined in Instruction 2).

                       SPECIAL REGISTRATION INSTRUCTIONS

To be completed ONLY if the new bonds are to be issued in the name of someone other than the undersigned.

Name
     ---------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------

Book-Entry Transfer Facility Account:


--------------------------------------------------------------------------------

Employee Identification or Social Security Number:


--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

                         SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the new bonds are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Old Bonds Tendered Hereby."

Name
     ---------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

                 (REGISTERED HOLDER(S) OF OLD BONDS SIGN HERE)
               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     (SIGNATURE(S) OF REGISTERED HOLDER(S))

     Must be signed by registered holder(s) exactly as name(s) appear(s) on the old bonds or on a security position listing as the owner of the old bonds or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):

Name and Capacity (full title):
                                ------------------------------------------------

Address (including zip code):
                            ----------------------------------------------------

Area Code and Telephone Number:
                                ------------------------------------------------

Taxpayer Identification or Social Security No.:
                                                --------------------------------

Dated: -----------------------------------

                              MEDALLION GUARANTEE
                       (IF REQUIRED -- SEE INSTRUCTION 4)

Authorized Signature:
                        --------------------------------------------------------
              (SIGNATURE OF REPRESENTATIVE OF MEDALLION GUARANTOR)

Name and Title:
                  --------------------------------------------------------------

Name of Plan:
                ----------------------------------------------------------------

Area Code and Telephone Number:
                                ------------------------------------------------
                             (PLEASE PRINT OR TYPE)

Dated: -----------------------------------

----------------------------------------------------------------------------------------
                           PAYOR'S NAME: JPMORGAN CHASE BANK
----------------------------------------------------------------------------------------
                            PART I -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
   SUBSTITUTE FORM W-9      CERTIFY BY SIGNING AND DATING BELOW.
                            ---------------------------------------------
DEPARTMENT OF THE TREASURY  Social Security Number or
 INTERNAL REVENUE SERVICE   ---------------------------------------------
                            Employer Identification Number (If awaiting TIN write
                            'Applied For')
                            ------------------------------------------------------------
                            PART II -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, SEE
                            THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
                            IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 AND COMPLETE AS
                            INSTRUCTED THEREIN.
                            ------------------------------------------------------------
                            CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                            (1) The number shown on this form is my correct Taxpayer
                            Identification Number (or a Taxpayer Identification Number
                                has not been issued to me and either (a) I have mailed
                                or delivered an application to receive a Taxpayer
                                Identification Number to the appropriate Internal
                                Revenue Service ("IRS") or Social Security
                                Administration office or (b) I intend to mail or deliver
                                an application in the near future.) I understand that if
                                I do not provide a Taxpayer Identification Number within
                                60 days, 28% of all reportable payments made to me will
                                be withheld until I provide a number, and
   PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
       NUMBER (TIN)
                            (2) I am not subject to backup withholding either because
                            (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup
                                withholding as a result of a failure to report all
                                interest or dividends, or (c) the IRS has notified me
                                that I am no longer subject to backup withholding, and
                            (3) I am a U.S. person (including a U.S. resident alien).
                            CERTIFICATION INSTRUCTIONS -- You must cross out item (2)
                            above if you have been notified by the IRS that you are
                            currently subject to backup withholding because you have
                            failed to report all interest and dividends on your tax
                            return. (Also see instructions in the enclosed Guidelines.)

                            SIGNATURE OF U.S. PERSON
                            ------------------------------------------------------

                            DATE ------------------------------ , 2004
----------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. All physically delivered old bonds or confirmations of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of old bonds tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date (as defined in the Prospectus). The method of delivery of this Letter of Transmittal, the old bonds and any other required documents is at the election and risk of the Holder, and except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the old bonds for exchange.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their old bonds, but whose old bonds are not immediately available and thus cannot deliver their old bonds, the Letter of Transmittal or any other required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) on or prior to the Expiration Date, may effect a tender if:

          (a) the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

          (b) prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the registration number(s) of such old bonds and the principal amount of old bonds tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the old bonds (or a confirmation of book-entry transfer of such old bonds into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

          (c) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered old bonds in proper form for transfer (or a confirmation of book-entry transfer of such old bonds into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Any Holder who wishes to tender old bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such old bonds prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of old bonds evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Old Bonds Tendered Hereby." A newly issued old bond for the principal amount of old bonds submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All old bonds delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Old bonds tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of old bonds are irrevocable. To be effective, a written telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must (i) specify the name of the person having deposited the old bonds to be withdrawn (the "Depositor"), (ii) identify the old bonds to be withdrawn (including the registration number(s) and principal amount of such old bonds or, in the case of old bonds transferred by book-entry transfer, the name and number of the account at the Depository to be credited), (iii) be signed by the Holder in the same manner as the original signature on this Letter of Transmittal (including any required Medallion Guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the old bonds register the transfer of such old bonds into the name of the person withdrawing the tender and (iv) specify the name in which any such old bonds are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any old bonds so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no new bonds will be issued with respect thereto unless the old bonds so withdrawn are validly retendered. Any old bonds which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder, or will be credited to an account maintained with the Depository, as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; MEDALLION GUARANTEE. If this Letter of Transmittal is signed by the registered Holder(s) of the old bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the old bonds.

     If any of the old bonds tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of old bonds registered in different names is tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of old bonds.

     Signatures on this Letter of Transmittal or on a notice of withdrawal, as the case may be, must be Medallion Guaranteed by an Eligible Institution unless the old bonds tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered Holder or Holders of old bonds (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the old bonds) listed and tendered hereby, no endorsements of the tendered old bonds or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the old bonds or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the old bonds, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of old bonds, exactly as the name of the participant appears on such security position listing), with the signature on the old bonds or bond power guaranteed by an Eligible Institution (except where the old bonds are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the new bonds or substitute old bonds for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering Holder should complete the applicable box.

     If no instructions are given, the new bonds (and any old bonds not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the old bonds or deposited at such Holder's account at the Depository.

6. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of old bonds to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any other reason other than the transfer and exchange of old bonds to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith, the amount of such transfer taxes will be collected from the tendering Holder by the Exchange Agent.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the old bonds listed in this Letter of Transmittal.

7. WAIVER OF CONDITIONS. The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED OLD BONDS. Any Holder whose old bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Consumers Energy Company, One Energy Plaza, Jackson, Michigan 49201-2276,
Attention: Chief Financial Officer, telephone (517) 788-0550.

10. VALIDITY AND FORM. All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered old bonds and withdrawal of tendered old bonds will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all old bonds not properly tendered or any old bonds the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular old bonds. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of old bonds must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of old bonds, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of old bonds will not be deemed to have been made until such defects or irregularities have been cured or waived. Any old bonds received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder as soon as practicable following the Expiration Date.

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

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Holder tendering old bonds is required to provide the Exchange Agent with such Holder's correct TIN on the Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered old bonds may be subject to backup withholding of 28%.

     Certain Holders (including, among others, all domestic corporations) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 28% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a Holder with respect to old bonds tendered for exchange, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that the Holder is not subject to backup withholding because either (i) each Holder is exempt from backup withholding,
(ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding and that the Holder is a U.S. person.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the old bonds. If old bonds are in more than one name or are not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Holder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OLD BONDS OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

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